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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                NRG ENERGY, INC.
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             (Exact name of registrant as specified in its charter)
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
                Delaware                                                        41-1724239
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     (State of incorporation or organization)                     (I.R.S. Employer Identification No.)


1221 Nicollet Mall, Suite 700, Minneapolis, Minnesota                             55403
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     Address of principal executive offices)                                    (Zip Code)
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), please check the following box. X




If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]



Securities Act registration statement file number to which this form relates:
333-35096 (if applicable)



Securities to be registered pursuant to Section 12(b) of the Act:

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                                                                     Name of each exchange on which
       Title of each class to be so registered                       each class is to be registered
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       Common stock, $0.01 par value per share                           New York Stock Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of Class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Capital Stock" in the Registrant's Prospectus, which constitutes a part of the Registrant's Registration Statement on Form S-1 (File No. 333-35096), as amended, filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.





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ITEM 2.           EXHIBITS.

                  The following exhibits to this Registration Statement have been filed as exhibits to the Registrant's Registration Statement on Form S-1 (File No. 333-35096), as amended, filed under the Securities Act of 1933, as amended, and are hereby incorporated herein by reference.

                           EXHIBITS:


 EXHIBIT NO.                     DESCRIPTION

  3.1             Amended and Restated Certificate of Incorporation.

  3.2             Amended and Restated Bylaws.

  4.1             Form of Stock Certificate of the Common Stock of the
                  Registrant.





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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: May 16, 2000                        NRG Energy, Inc.



                                          By:  /s/ James J. Bender
                                               ---------------------------------
                                               James J. Bender
                                               Vice President